Exhibit 10.3

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

Original Issue Date: FEBUARY 4, 2016	$ 1,365,000.00

sionix corporation

AMENDED AND RESTATED

12% CONVERTIBLE NOTE

THIS Note is one of a series of duly authorized and validly issued twelve percent (12.00%) Convertible Notes of Sionix Corporation, a Nevada corporation, (the “Company”), having its principal place of business at 2010 North Loop Freeway West, Suite 110, Houston, Texas 77018, designated as its twelve percent (12.00)% Convertible Notes (this “Note”, the “Notes” and, collectively with the other Notes of such series, the “Convertible Notes”).

FOR VALUE RECEIVED, the Company promises to pay to the order of Steelworks Investments Limited or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of One-Million Three-Hundred Sixty-Five Thousand Dollars ($1,365,000.00) on December 4, 2020 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof. This Note is subject to the following additional provisions:

Section 1.          Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, the following terms shall have the following meanings:

“Alternate Consideration” shall have the meaning set forth in Section 5(c).

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02 (w) of Regulation S-X), thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except any Saturday, any Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of Texas are authorized or required by law or other governmental action to close.

“Change of Control Transaction” means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 51% of the voting securities of the Company (other than by means of conversion or exercise of the Note and the Securities issued together with the Note), or (ii) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the Company or the successor entity of such transaction, or (iii) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (i) through (iii) above.

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“Conversion Date” shall have the meaning set forth in Section 4(a).

“Conversion Price” shall have the meaning set forth in Section 4(c).

“Conversion Shares” means, collectively, the shares of Series A Convertible Preferred Stock (“Preferred Stock”) issued or issuable upon conversion of this Note in accordance with the terms hereof, and included as Attachment B, including without limitation shares of Preferred Stock issued or issuable as interest or in payment of principal hereunder or as damages under this document. Each share of Preferred Stock is convertible to 5,000 shares of common stock of the Company, independent of and without taking into account of and regardless of, the then current market price of a share of the Company’s common stock on the Conversion Date.

“Note Register” shall have the meaning set forth in Section 2(c).

“Event of Default” shall have the meaning set forth in Section 8.

“Fundamental Transaction” shall have the meaning set forth in Section 5(b).

“Mandatory Default Amount” means the sum of the outstanding principal amount of this Note, plus all accrued and unpaid interest hereon.

“Notice of Conversion” shall have the meaning set forth in Section 4(a).

“Original Issue Date” means the date of the first issuance of the Note, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 4(e).

“Texas Courts” shall have the meaning set forth in Section 9(d).

“Voting Rights” shall mean that each holder of the Convertible Notes shall have the right to that number of votes equal to the number of shares of Common Stock issuable upon conversion of the Preferred Stock, the Preferred Stock being issuable in accordance with the terms and conditions of the Convertible Notes, and shall vote with the Common Stock.

Section 2.            Interest.

a)          Interest Rate. Interest shall be charged daily on the outstanding principal amount of this Note at a rate per annum equal to 12% for years 1 through 3, 15% for year 4 and 20% for year 5.

b)          Payment of Interest. Interest shall be payable annually in arrears on December 4th of each year. The Company will have the option to pay interest in cash or, with the approval of the Holder, by the issuance of Preferred Stock. The first Payment of Interest will be December 4, 2016.

c)          Interest Calculations. Interest shall be calculated on the basis of a 365-day year and actual days elapsed. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”).

Section 3.            Registration of Transfers and Exchanges.

a)          Investment Representations. This Note has been issued subject to certain investment representations of the original Holder and may be transferred or exchanged only in compliance with applicable federal and state securities laws and regulations.

b)          Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

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Section 4.            Conversion.

a)          Voluntary Conversion. At any time from the Original Issue Date, until this Note is no longer outstanding, this Note shall be convertible, in whole or in part, into shares of Series A Preferred Stock at the option of the Holder, at any time. The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Attachment A (a “Notice of Conversion”), specifying therein the principal amount of this Note to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s). The Company may deliver an objection to any Notice of Conversion within one (1) Business Day of delivery of such Notice of Conversion. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder, and any assignee by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

b)          Early Redemption. The Holder may elect to redeem this Note for Preferred Stock at any time.

c)          Conversion Price. The “Conversion Price” shall equal $20.00 per Preferred Share.

d)         Conversion Limitation – Holder’s Restriction on Conversion.

As of the date of this Note, the Company does not have sufficient shares of common stock to allow for the issuance of, or have sufficient shares to satisfy the conversion privileges of the Preferred Stock. The Company agrees that as soon as practicable it will cause its Articles of Incorporation to be amended to provide for such shares to satisfy the conversion privileges of the Preferred Stock.

e)          Mechanics of Conversion.

i.              Delivery of Certificate upon Conversion. Not later than ten Trading Days after each Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder a certificate or certificates representing the Conversion Shares.

ii.             Failure to Deliver Certificates. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Note delivered to the Company and the Holder shall promptly return to the Company the Preferred Stock certificates representing the principal amount of this Note unsuccessfully tendered for conversion to the Company.

iii.            Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Preferred Stock for the sole purpose of issuance upon conversion of this Note and payment of interest on this Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Note), not less than such aggregate number of shares of the Preferred Stock as shall be issuable (taking into account the adjustments of Section 5) upon the conversion of the outstanding principal amount of this Note and payment of interest hereunder. The Company covenants that all shares of Preferred Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued and fully paid.

iv.           Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

v.            Transfer Taxes. The issuance of certificates for shares of the Preferred Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

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Section 5.           Certain Adjustments.

a)          Distributions. The Company may not, at any time while this Note is outstanding, make a distribution of any kind to any class of holders of any class of the Company’s stock other than the Preferred Stock.

b)          Fundamental Transaction. If, at any time while this Note is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Preferred Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Preferred Stock or any compulsory share exchange pursuant to which the Preferred Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one (1) share of Preferred Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Preferred Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Preferred Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new Note consistent with the foregoing provisions and evidencing the Holder’s right to convert such Note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 5(e) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

c)          Calculations. All calculations under this Section 5 shall be made to four decimal places or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Preferred Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Preferred Stock (excluding any treasury shares of the Company) issued and outstanding.

Section 6.          Prepayment / Early Redemption. The Company can prepay this Note in full or in part at any time for cash, and must give the Holder Notice, of thirty (30) days, in accordance with Section 9(a) of the Note of intent to redeem for any amount.

Section 7.            Negative Covenants. As long as any portion of this Note remains outstanding, unless the Holder has otherwise given prior written consent, the Company shall not, and shall not permit any of its subsidiaries (whether or not a Subsidiary on the Original Issue Date) to, directly or indirectly:

a)          amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder, other than to increase the number of shares of common stock authorized;

b)          repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Preferred Stock or Preferred Stock Equivalents;

c)          pay cash dividends or distributions on any equity securities of the Company other than the Preferred Stock; or

d)          enter into any agreement with respect to any of the foregoing.

Section 8.            Events of Default.

a)          “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.              any default in the payment of (A) the principal amount of any Note or (B) interest, liquidated damages and other amounts owing to a Holder on any Note, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within 3 Trading Days;

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ii.             the Company shall fail to observe or perform any other covenant or agreement contained in the Note (other than a breach by the Company of its obligations to deliver shares of Preferred Stock to the Holder upon conversion, which breach is addressed in clause (xi) below) which failure is not cured, if possible to cure, within the earlier to occur of (A) 5 Trading Days after notice of such failure sent by the Holder or by any other Holder and (B) 10 Trading Days after the Company has become or should have become aware of such failure;

iii.            a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under this document;

iv.            any representation or warranty made in this Note which shall be untrue or incorrect in any material respect as of the date of this Note;

v.             the Company or any Significant Subsidiary shall be subject to a Bankruptcy Event;

b)          Remedies Upon Event of Default. If any Event of Default occurs, the outstanding principal amount of this Note plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash at the Mandatory Default Amount. After the occurrence of any Event of Default, the interest rate on this Note shall accrue at an interest rate equal to the maximum rate permitted under applicable law. Upon the payment in full of the Mandatory Default Amount, the Holder shall promptly surrender this Note to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 8(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 9.           Miscellaneous.

a)          Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, by email, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other facsimile number, email address or mailing address as the Company may specify for such purpose by notice to the Holder delivered in accordance with this Section 9. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, by email or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of the Holder appearing on the books of the Company, or if no such facsimile number or address appears, at the principal place of business of the Holder. Except as may otherwise be provided herein, any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of receipt, if such notice or communication is delivered via facsimile or by email prior to 5:30 p.m. (Houston, Texas time) (ii) the date of receipt, if sent by U.S. nationally recognized overnight courier service, or (iii) upon actual receipt by the party to whom such notice is required to be given. The address, facsimile and email address for such notices and communications shall be as set forth on the signature pages.

b)          Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

c)          Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

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d)          Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this document (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the County of Harris (the “Texas Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Texas Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this document), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Texas Courts, or such Texas Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses reasonably incurred in the investigation, preparation and prosecution of such action or proceeding.

e)          Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver by the Company or the Holder must be in writing.

f)           Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

g)          Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)          Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

i)           Assumption.  Any successor to the Company or any surviving entity in a Fundamental Transaction shall (i) assume, prior to such Fundamental Transaction, all of the obligations of the Company under this Note and the other documents pursuant to written agreements in form and substance satisfactory to the Holder (such approval not to be unreasonably withheld or delayed) and (ii) issue to the Holder a new Note of such successor entity evidenced by a written instrument substantially similar in form and substance to this Note, including, without limitation, having a principal amount and interest rate equal to the principal amount and the interest rate of this Note and having similar ranking to this Note, which shall be satisfactory to the Holder (any such approval not to be unreasonably withheld or delayed).  The provisions of this Section 9(i) shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations of this Note.

j)           Usury. This Note shall be subject to the anti-usury limitations in the state of Texas.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

SIONIX CORPORATION

By:	/s/ Henry W. Sullivan
Name: Henry W. Sullivan
Title: President & Chief Executive Officer

Steelworks investments, limited

By:	/s/ Jeffrey C. Leo
Name: Jeffrey C. Leo
Title: President & Director

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ATTACHMENT A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 12% Convertible Note due December 4, 2020 of Sionix Corporation, a Nevada corporation (the “Company”), into shares of Preferred stock (the “Preferred Stock”), of the Company according to the conditions hereof, as of the date written below. If shares of Preferred Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Preferred Stock does not exceed the amounts specified, as determined in accordance with Section 13(d) of the Exchange Act.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Preferred Stock pursuant to any prospectus.

Conversion calculations:
Date to Effect Conversion:

Principal Amount of Note to be Converted:

Number of shares of Preferred Stock to be issued:

Signature:

Name:

Address for Delivery of Preferred Stock Certificates:

Or

DWAC Instructions:

Broker No:

Account No: